General Discussion Of Pension And Other PostretirementBenefits	12 Months Ended
Mar. 31, 2012
General Discussion Of Pension And Other Postretirement Benefits [Abstract]
Pension And Other Postretirement Benefits Disclosure Text Block

9. Retirement Plans

The Company has a noncontributory defined benefit pension plan (the “Plan”) covering all employees who meet certain age-entry requirements and work a stated minimum number of hours per year. Annual contributions are made to the Plan sufficient to satisfy legal funding requirements.

The following tables provide a reconciliation of the changes in the Plan's benefit obligation and fair value of plan assets over the two-year period ended March 31, 2012 and a statement of the funded status as of March 31, 2012 and 2011:

	2012	2011
	(In thousands)
Change in Benefit Obligation

Benefit obligation at beginning of year	$118,821	$109,603
Service cost	5,424	5,141
Interest cost	6,837	6,455
Actuarial loss	14,220	2,046
Benefit payments and expenses	(4,732)	(4,424)
Benefit obligation at end of year	$140,570	$118,821

Change in Plan Assets

Fair value of plan assets at beginning of year	$100,101	$94,427
Actual gain on plan assets	6,029	10,098
Employer contributions	15,400	0
Benefit payments and expenses	(4,732)	(4,424)
Fair value of plan assets at end of year	$116,798	$100,101

Unfunded Status	$(23,772)	$(18,720)

The unfunded status increased by $5.1 million during 2012 reflecting the current unfunded liability based on the projected benefit obligation, which increased from $118.8 million to $140.6 million, largely due to a reduction in the discount rate from 5.85% to 5.10% and actual fair value of plan assets as of March 31, 2012, net of a $15.4 million contribution to the Plan during 2012. This unfunded status increase was recognized via an increase to accumulated other comprehensive income of $9.3 million after the income tax benefit of $5.9 million. Plan assets increased from $100.1 million as of March 31, 2011 to $116.8 million as of March 31, 2012 due to a continued recovery in market conditions and the contribution by the Company. The unfunded liability is reflected in other liabilities in the Consolidated Balance Sheets.

	2012	2011
	(In thousands)
Amounts Included in Accumulated Other
Comprehensive Pre-Tax Loss

Transition asset	$0	$227
Net loss	(37,719)	(22,738)
Accumulated other comprehensive pre-tax loss	$(37,719)	$(22,511)

The following table provides the components of net periodic benefit cost for the Plan for fiscal years 2012, 2011, and 2010:

	2012	2011	2010
	(In thousands)
Service cost	$5,424	$5,141	$3,813
Interest cost	6,837	6,455	6,174
Expected return on plan assets	(8,140)	(7,347)	(3,801)
Amortization of net loss	1,350	1,497	2,630
Amortization of transition asset	(227)	(276)	(276)
Net periodic benefit cost	$5,244	$5,470	$8,540

The Plan's accumulated benefit obligation was $126,082,000 at March 31, 2012, and $106,542,000 at March 31, 2011.

Prior service costs are amortized on a straight-line basis over the average remaining service period of active participants. Gains and losses in excess of 10% of the greater of the benefit obligation and the market-related value of assets are amortized over the average remaining service period of active participants.

The assumptions used to measure the Company's benefit obligation and pension expense are shown in the following table:

	2012	2011

Discount rate - benefit obligation	5.10%	5.85%
Discount rate - pension expense	5.85%	6.10%
Expected return on plan assets	8.00%	8.00%
Rate of compensation increase	3.00%	3.00%

The Company's plan assets consist of the following:

	Target	Percentage of Plan
	Allocation	Assets at March 31,
	2013	2012	2011

Plan Assets

Equity securities	99%	99%	99%
Debt securities	0	0	0
Real estate	0	0	0
Cash	1	1	1
Total	100%	100%	100%

All securities, which are valued at fair market value, are considered to be level 1 due to their public active market.

Expected Return on Plan Assets

The expected long-term rate of return on Plan assets is 8.00%. The Company expects 8.00% to fall within the 40-to-50 percentile range of returns on investment portfolios with asset diversification similar to that of the Plan's target asset allocation.

Investment Policy and Strategy

The Company maintains an investment policy designed to achieve a long-term rate of return, including investment income through dividends and equity appreciation, sufficient to meet the actuarial requirements of the Plan. The Company seeks to accomplish its return objectives by prudently investing in a diversified portfolio of public company equities with broad industry representation seeking to provide long-term growth consistent with the performance of relevant market indices, as well as maintain an adequate level of liquidity for pension distributions as they fall due. The strategy of being fully invested in equities has historically provided greater rates of return over extended periods of time although the Company's gain on plan assets during 2012 was 5.9% as compared to the S&P 500 unaudited gain of 6.2%. Plan assets include Company common stock with a fair market value of $8,336,000 as of March 31, 2012 and $8,907,000 as of March 31, 2011.

Cash Flows

Expected contributions for fiscal year ending March 31, 2013 (in thousands):

Expected Employer Contributions	$0
Expected Employee Contributions	0

Estimated future benefit payments reflecting expected future service for the fiscal years ending March 31 (in thousands):

2013	$5,067
2014	5,302
2015	5,785
2016	6,001
2017	6,509
2018-2021	41,810

The Company also has employees' savings 401(k) plans covering all employees who meet certain age-entry requirements and work a stated minimum number of hours per year. Participants may make contributions up to the legal limit. The Company's matching contributions are discretionary. Costs charged to operations for the Company's matching contributions amounted to $1,422,000, $1,572,000, and $1,706,000, in fiscal 2012, 2011, and 2010, respectively.